Exhibit 99.2

Financial Supplement

Financial Information
as of June 30, 2012

(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K.

Our Investor Relations Department can be reached at (203) 252-5833.

Platinum Underwriters Holdings, Ltd.
Overview
June 30, 2012

Address:	Investor Information:
Platinum Underwriters Holdings, Ltd.	Kenneth A. Kurtzman
The Belvedere Building	Tel: (203) 252-5833
69 Pitts Bay Road	Email: kkurtzman@platinumre.com
Pembroke, HM 08 Bermuda	Website: www.platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2011.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss (pages 14-18), operating income or loss (page 7), related underwriting ratios (pages 14-18), book value per common share and fully converted book value per common share (page 11), are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of catastrophic loss protection on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; fluctuations in the mortgage-backed and asset-backed securities markets; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2011.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:

Financial Highlights:
a. Financial Highlights	3

Balance Sheets:
a. Condensed Consolidated Balance Sheets - by Quarter	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings (Loss) and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share	9
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	10
c. Book Value Per Common Share – by Quarter	11

Statements of Cash Flows:
a. Condensed Consolidated Statements of Cash Flows	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Segment Reporting - Six Month Summary	15
c. Property and Marine Segment - by Quarter	16
d. Casualty Segment - by Quarter	17
e. Finite Risk Segment - by Quarter	18

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	19
b. Premiums by Line of Business - Three Month Summary	20
c. Premiums by Line of Business - Six Month Summary	21

Investments:
a. Investments	22
b. Fixed Maturity Available-for-Sale Securities Detail	23
c. Corporate Bonds Detail	24
d. Municipal Bonds Detail	25
e. Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments	26

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	27
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions	28

Exposures:
a. Estimated Exposure to Peak Zone Property Catastrophe Losses	29

Platinum Underwriters Holdings, Ltd.
Financial Highlights
June 30, 2012 and 2011
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Highlights
Net premiums written	$141,459	$125,887	$285,120	$320,672
Net premiums earned	145,075	172,436	283,287	355,317
Underwriting income (loss)	34,412	(33,403)	50,709	(216,955)
Net investment income	26,155	33,965	54,707	66,343
Net operating income (loss) (1)	44,240	(15,505)	77,018	(170,316)
Net realized gains (losses) on investments	24,978	(4,689)	47,317	(4,282)
Net impairment losses on investments	(1,113)	(1,666)	(2,183)	(3,173)
Net income (loss)	$67,532	$(20,401)	$120,819	$(177,593)

Total assets	$4,424,937	$4,682,397	$4,424,937	$4,682,397
Investments and cash	4,057,595	4,256,369	4,057,595	4,256,369
Total shareholders' equity	1,721,827	1,695,710	1,721,827	1,695,710
Unpaid losses and loss adjustment expenses	$2,229,603	$2,472,861	$2,229,603	$2,472,861

Per share data
Common shares outstanding	33,212	37,324	33,212	37,324
Weighted average common shares outstanding - basic	33,914	37,113	34,602	37,155
Adjusted weighted average common shares outstanding - diluted	34,104	37,399	34,805	37,692
Basic earnings (loss) per common share	$1.98	$(0.55)	$3.48	$(4.75)
Diluted earnings (loss) per common share (2)	1.97	(0.55)	3.46	(4.75)
Operating income (loss) per common share - diluted (1)	1.29	(0.42)	2.22	(4.59)
Dividends per common share	0.08	0.08	0.16	0.16
Basic book value per common share (3)	$51.84	$45.43	$51.84	$45.43

(1)	See computation of net operating income (loss) and per common share on page 7.
(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

(3)	See computation of basic book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Assets
Investments:
Fixed maturity securities	$2,423,834	$2,743,760	$2,788,700	$2,657,325	$2,711,289
Short-term investments	167,778	216,047	588,834	538,887	226,307
Cash and cash equivalents	1,465,983	1,167,848	792,510	1,127,305	1,318,773
Accrued investment income	24,541	29,337	29,440	32,682	31,724
Reinsurance premiums receivable	145,132	148,126	159,387	152,633	149,616
Reinsurance balances (prepaid and recoverable)	4,538	7,393	14,662	57,025	64,858
Funds held by ceding companies	111,408	95,357	94,546	91,886	90,507
Deferred acquisition costs	27,620	28,203	28,779	31,417	32,143
Other assets	54,103	52,349	54,753	58,835	57,180
Total assets	$4,424,937	$4,488,420	$4,551,611	$4,747,995	$4,682,397

Liabilities
Unpaid losses and loss adjustment expenses	$2,229,603	$2,315,527	$2,389,614	$2,468,987	$2,472,861
Unearned premiums	114,759	121,553	121,164	141,814	139,767
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	64,304	62,083	62,773	56,413	54,112
Other liabilities	44,444	32,362	37,201	103,869	69,947
Total liabilities	$2,703,110	$2,781,525	$2,860,752	$3,021,083	$2,986,687

Shareholders' Equity
Common shares	$332	$348	$355	$373	$373
Additional paid-in capital	227,482	285,503	313,730	373,790	372,882
Accumulated other comprehensive income	148,562	140,458	146,635	126,838	40,034
Retained earnings	1,345,451	1,280,586	1,230,139	1,225,911	1,282,421
Total shareholders' equity	$1,721,827	$1,706,895	$1,690,859	$1,726,912	$1,695,710

Total liabilities and shareholders' equity	$4,424,937	$4,488,420	$4,551,611	$4,747,995	$4,682,397

Book value per common share (1)	$51.84	$49.00	$47.59	$46.26	$45.43

(1)	Book value per common share is a non-GAAP financial measure as defined by Regulation G. See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Revenue
Net premiums earned	$145,075	$172,436	$283,287	$355,317
Net investment income	26,155	33,965	54,707	66,343
Net realized gains (losses) on investments	24,978	(4,689)	47,317	(4,282)
Net impairment losses on investments	(1,113)	(1,666)	(2,183)	(3,173)
Other income (expense)	(191)	(60)	(670)	1,036
Total revenue	194,904	199,986	382,458	415,241

Expenses
Net losses and loss adjustment expenses	67,117	159,357	146,313	478,952
Net acquisition expenses	30,200	34,115	60,857	68,065
Net changes in fair value of derivatives	-	4,474	-	748
Operating expenses	19,696	17,105	36,679	34,256
Net foreign currency exchange losses (gains)	(310)	614	222	803
Interest expense	4,774	4,767	9,546	9,533
Total expenses	121,477	220,432	253,617	592,357
Income (loss) before income taxes	73,427	(20,446)	128,841	(177,116)
Income tax expense (benefit)	5,895	(45)	8,022	477
Net income (loss)	$67,532	$(20,401)	$120,819	$(177,593)

Basic
Weighted average common shares outstanding	33,914	37,113	34,602	37,155
Basic earnings (loss) per common share	$1.98	$(0.55)	$3.48	$(4.75)

Diluted
Adjusted weighted average common shares outstanding	34,104	37,399	34,805	37,692
Diluted earnings (loss) per common share (1)	$1.97	$(0.55)	$3.46	$(4.75)

Comprehensive income (loss)
Net income (loss)	$67,532	$(20,401)	$120,819	$(177,593)
Other comprehensive income, net of deferred taxes	8,104	52,518	1,927	64,522
Comprehensive income (loss)	$75,636	$32,117	$122,746	$(113,071)

(1)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Revenue
Net premiums earned	$145,075	$138,212	$167,322	$166,813	$172,436
Net investment income	26,155	28,552	29,758	29,762	33,965
Net realized gains (losses) on investments	24,978	22,339	718	7,498	(4,689)
Net impairment losses on investments	(1,113)	(1,070)	(14,746)	(4,451)	(1,666)
Other income (expense)	(191)	(479)	(193)	(198)	(60)
Total revenue	194,904	187,554	182,859	199,424	199,986

Expenses
Net losses and loss adjustment expenses	67,117	79,196	125,032	201,453	159,357
Net acquisition expenses	30,200	30,657	34,904	30,208	34,115
Net changes in fair value of derivatives	-	-	(965)	4,546	4,474
Operating expenses	19,696	16,983	14,168	14,755	17,105
Net foreign currency exchange losses (gains)	(310)	532	(294)	(982)	614
Interest expense	4,774	4,772	4,770	4,769	4,767
Total expenses	121,477	132,140	177,615	254,749	220,432
Income (loss) before income taxes	73,427	55,414	5,244	(55,325)	(20,446)
Income tax expense (benefit)	5,895	2,127	(1,820)	(1,790)	(45)
Net income (loss)	$67,532	$53,287	$7,064	$(53,535)	$(20,401)

Basic
Weighted average common shares outstanding	33,914	35,291	36,117	37,183	37,113
Basic earnings (loss) per common share	$1.98	$1.50	$0.20	$(1.43)	$(0.55)

Diluted
Adjusted weighted average common shares outstanding	34,104	35,510	36,302	37,360	37,399
Diluted earnings (loss) per common share (1)	$1.97	$1.49	$0.19	$(1.43)	$(0.55)

Comprehensive income
Net income (loss)	$67,532	$53,287	$7,064	$(53,535)	$(20,401)
Other comprehensive income (loss), net of deferred taxes	8,104	(6,177)	19,797	86,804	52,518
Comprehensive income	$75,636	$47,110	$26,861	$33,269	$32,117

(1)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Net income (loss) available to common shareholders	$67,532	$(20,401)	$120,819	$(177,593)
Net income (loss) allocated to participating common shareholders (1)	(278)	137	485	(1,069)
Net income (loss) allocated to common shareholders	$67,254	$(20,264)	$120,334	$(176,524)

Adjustments for:
Net realized (gains) losses on investments, net of tax	$(23,784)	$2,527	$(45,564)	$2,349
Net impairment losses on investments, net of tax	1,007	1,632	1,951	3,094
Net foreign currency exchange losses (gains), net of tax	(237)	600	297	765
Net operating income (loss) (2)	$44,240	$(15,505)	$77,018	$(170,316)

Per diluted common share:
Net income (loss)	$1.97	$(0.55)	$3.46	$(4.75)
Adjustments for:
Net realized (gains) losses on investments	(0.70)	0.07	(1.31)	0.06
Net impairment losses on investments	0.03	0.04	0.06	0.08
Net foreign currency exchange losses (gains)	(0.01)	0.02	0.01	0.02
Net operating income (loss) per diluted common share (3)	$1.29	$(0.42)	$2.22	$(4.59)

Adjusted weighted average common shares outstanding - diluted (4)	34,104	37,113	34,805	37,155

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.  The net income (loss) allocated to common shareholders for the three and six months ended June 30, 2011 has been revised to include the effect of earnings attributable to holders of unvested restricted shares.

(2)
Net operating income (loss) is a non-GAAP measure as defined by Regulation G and represents net income (loss) after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(3)	Net operating income (loss) per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income (loss) by diluted weighted average shares outstanding for the period.
(4)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive. The adjusted weighted average common shares outstanding - diluted for the three and six months ended June 30, 2011 was 37,399 and 37,692.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Key Ratios
Combined ratio (%)	76.3%	88.2%	102.2%	145.6%	119.4%
Investable assets to shareholders' equity ratio	2.36:1	2.42:1	2.47:1	2.50:1	2.51:1
Debt to total capital (%)	12.7%	12.8%	12.9%	12.6%	12.8%
Net premiums written (annualized) to shareholders' equity	0.33	0.34	0.36	0.41	0.30

Share Data
Book value per common share (1)	$51.84	$49.00	$47.59	$46.26	$45.43
Common shares outstanding (000's)	33,212	34,838	35,526	37,330	37,324

Market Price Per Common Share
High	$38.43	$37.64	$35.36	$35.78	$38.94
Low	34.97	32.94	27.53	28.05	32.02
Close	$38.10	$36.50	$34.11	$30.75	$33.24

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A-	A	A
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB+	BBB+

Supplemental Data
Total employees	124	127	125	129	132

(1)	See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Earnings (Loss)
Basic and Diluted
Net income (loss) attributable to common shareholders	$67,532	$(20,401)	$120,819	$(177,593)
Net income (loss) allocated to participating common shareholders (1)	(278)	137	(485)	1,069
Net income (loss) allocated to common shareholders	$67,254	$(20,264)	$120,334	$(176,524)

Common Shares
Basic
Weighted average common shares outstanding	33,914	37,113	34,602	37,155
Diluted
Weighted average common shares outstanding	33,914	37,113	34,602	37,155
Effect of dilutive securities:
Common share options	142	127	139	268
Restricted share units	48	159	64	269
Adjusted weighted average common shares outstanding	34,104	37,399	34,805	37,692

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$1.98	$(0.55)	$3.48	$(4.75)
Diluted earnings (loss) per common share (2)	$1.97	$(0.55)	$3.46	$(4.75)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.
(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Earnings (Loss)
Basic and Diluted
Net income (loss) attributable to common shareholders	$67,532	$53,287	$7,064	$(53,535)	$(20,401)
Net income (loss) allocated to participating common shareholders (1)	(278)	(208)	(17)	251	137
Net income (loss) allocated to common shareholders	$67,254	$53,079	$7,047	$(53,284)	$(20,264)

Common Shares
Basic
Weighted average common shares outstanding	33,914	35,291	36,117	37,183	37,113
Diluted
Weighted average common shares outstanding	33,914	35,291	36,117	37,183	37,113
Effect of dilutive securities:
Common share options	142	135	59	52	127
Restricted share units	48	84	126	125	159
Adjusted weighted average common shares outstanding	34,104	35,510	36,302	37,360	37,399

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$1.98	$1.50	$0.20	$(1.43)	$(0.55)
Diluted earnings (loss) per common share (2)	$1.97	$1.49	$0.19	$(1.43)	$(0.55)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.
(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Price per share at period end	$38.10	$36.50	$34.11	$30.75	$33.24

Shareholders' equity	$1,721,827	$1,706,895	$1,690,859	$1,726,912	$1,695,710
Add: Assumed exercise of share options	31,209	32,356	18,925	7,418	10,543
Shareholders' equity - diluted	$1,753,036	$1,739,251	$1,709,784	$1,734,330	$1,706,253

Basic common shares outstanding (1)	33,212	34,838	35,526	37,330	37,324
Add: Management and directors' options (2)	968	1,014	624	276	379
Add: Directors' and officers' restricted share units	406	405	321	363	413
Diluted common shares outstanding	34,586	36,257	36,471	37,969	38,116

Book value per common share (3)
Basic book value per common share	$51.84	$49.00	$47.59	$46.26	$45.43
Fully converted book value per common share	$50.69	$47.97	$46.88	$45.68	$44.76

(1)	As of June 30, 2012, there were 33,212 common shares issued and outstanding. Included in this number were 146 restricted shares issued but unvested.
(2)	As of June 30, 2012, these were options with a price below the closing share price of $38.10.
(3)	Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Net cash provided by (used in) operating activities	$(26,496)	$38,516	$(59,185)	$33,288

Net cash provided by (used in) investing activities	388,556	205,333	832,278	368,492

Net cash provided by (used in) financing activities	(62,533)	(2,562)	(94,428)	(86,608)

Effect of foreign currency exchange rate changes on cash	(1,392)	12,755	(5,192)	15,724

Net increase (decrease) in cash and cash equivalents	$298,135	$254,042	$673,473	$330,896

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Net cash provided by (used in) operating activities	$(26,496)	$(32,689)	$(71,852)	$4,858	$38,516

Net cash provided by (used in) investing activities	388,556	443,722	(207,148)	(185,555)	205,333

Net cash provided by (used in) financing activities	(62,533)	(31,895)	(63,601)	(2,884)	(2,562)

Effect of foreign currency exchange rate changes on cash	(1,392)	(3,800)	7,806	(7,887)	12,755

Net increase (decrease) in cash and cash equivalents	$298,135	$375,338	$(334,795)	$(191,468)	$254,042

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2012				Three Months Ended June 30, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$61,695	$72,678	$7,086	$141,459	$54,411	$69,234	$2,242	$125,887

Net premiums earned	62,838	75,746	6,491	145,075	91,852	77,104	3,480	172,436
Net losses and loss adjustment expenses	17,653	45,851	3,613	67,117	116,543	43,868	(1,054)	159,357
Net acquisition expenses	8,721	18,487	2,992	30,200	12,009	18,144	3,962	34,115
Other underwriting expenses	7,454	5,625	267	13,346	7,274	4,829	264	12,367
Segment underwriting income (loss)*	$29,010	$5,783	$(381)	34,412	$(43,974)	$10,263	$308	(33,403)

Net investment income				26,155				33,965
Net realized gains (losses) on investments				24,978				(4,689)
Net impairment losses on investments				(1,113)				(1,666)
Other income (expense)				(191)				(60)
Net changes in fair value of derivatives				-				(4,474)
Corporate expenses not allocated to segments				(6,350)				(4,738)
Net foreign currency exchange (losses) gains				310				(614)
Interest expense				(4,774)				(4,767)
Income (loss) before income taxes				$73,427				$(20,446)

Underwriting ratios:*
Net loss and loss adjustment expense	28.1%	60.5%	55.7%	46.3%	126.9%	56.9%	(30.3%)	92.4%
Net acquisition expense	13.9%	24.4%	46.1%	20.8%	13.1%	23.5%	113.9%	19.8%
Other underwriting expense	11.9%	7.4%	4.1%	9.2%	7.9%	6.3%	7.6%	7.2%
Combined	53.9%	92.3%	105.9%	76.3%	147.9%	86.7%	91.2%	119.4%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	28.1%	60.5%	55.7%	46.3%	126.9%	56.9%	(30.3%)	92.4%
Net acquisition expense	13.1%	25.4%	43.7%	21.0%	17.4%	24.1%	164.7%	23.7%
Other underwriting expense	12.1%	7.7%	3.8%	9.4%	13.4%	7.0%	11.8%	9.8%
Combined	53.3%	93.6%	103.2%	76.7%	157.7%	88.0%	146.2%	125.9%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2012				Six Months Ended June 30, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$129,848	$147,078	$8,194	$285,120	$166,213	$149,753	$4,706	$320,672

Net premiums earned	124,166	151,512	7,609	283,287	189,757	157,928	7,632	355,317
Net losses and loss adjustment expenses	58,590	86,887	836	146,313	394,873	83,487	592	478,952
Net acquisition expenses	17,956	35,862	7,039	60,857	25,635	36,707	5,723	68,065
Other underwriting expenses	14,289	10,661	458	25,408	14,595	10,161	499	25,255
Segment underwriting income (loss)*	$33,331	$18,102	$(724)	50,709	$(245,346)	$27,573	$818	(216,955)

Net investment income				54,707				66,343
Net realized gains (losses) on investments				47,317				(4,282)
Net impairment losses on investments				(2,183)				(3,173)
Other income (expense)				(670)				1,036
Net changes in fair value of derivatives				-				(748)
Corporate expenses not allocated to segments				(11,271)				(9,001)
Net foreign currency exchange (losses) gains				(222)				(803)
Interest expense				(9,546)				(9,533)
Income (loss) before income taxes				$128,841				$(177,116)

Underwriting ratios:*
Net loss and loss adjustment expense	47.2%	57.3%	11.0%	51.6%	208.1%	52.9%	7.8%	134.8%
Net acquisition expense	14.5%	23.7%	92.5%	21.5%	13.5%	23.2%	75.0%	19.2%
Other underwriting expense	11.5%	7.0%	6.0%	9.0%	7.7%	6.4%	6.5%	7.1%
Combined	73.2%	88.0%	109.5%	82.1%	229.3%	82.5%	89.3%	161.1%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	47.2%	57.3%	11.0%	51.6%	208.1%	52.9%	7.8%	134.8%
Net acquisition expense	13.3%	24.0%	86.7%	20.9%	14.7%	22.7%	108.1%	19.8%
Other underwriting expense	11.0%	7.2%	5.6%	8.9%	8.8%	6.8%	10.6%	7.9%
Combined	71.5%	88.5%	103.3%	81.4%	231.6%	82.4%	126.5%	162.5%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Net premiums written	$61,695	$68,153	$76,836	$101,633	$54,411

Net premiums earned	62,838	61,328	81,980	85,239	91,852
Net losses and loss adjustment expenses	17,653	40,937	76,194	156,995	116,543
Net acquisition expenses	8,721	9,235	11,645	12,068	12,009
Other underwriting expenses	7,454	6,835	6,341	6,686	7,274
Segment underwriting income (loss)*	$29,010	$4,321	$(12,200)	$(90,510)	$(43,974)

Underwriting ratios:*
Net loss and loss adjustment expense	28.1%	66.8%	92.9%	184.2%	126.9%
Net acquisition expense	13.9%	15.1%	14.2%	14.2%	13.1%
Other underwriting expense	11.9%	11.1%	7.7%	7.8%	7.9%
Combined	53.9%	93.0%	114.8%	206.2%	147.9%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	28.1%	66.8%	92.9%	184.2%	126.9%
Net acquisition expense	13.1%	13.5%	14.0%	12.6%	17.4%
Other underwriting expense	12.1%	10.0%	8.3%	6.6%	13.4%
Combined	53.3%	90.3%	115.2%	203.4%	157.7%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Net premiums written	$72,678	$74,400	$74,547	$72,689	$69,234

Net premiums earned	75,746	75,766	82,785	78,021	77,104
Net losses and loss adjustment expenses	45,851	41,036	52,459	42,704	43,868
Net acquisition expenses	18,487	17,375	19,251	16,780	18,144
Other underwriting expenses	5,625	5,036	4,541	4,300	4,829
Segment underwriting income*	$5,783	$12,319	$6,534	$14,237	$10,263

Underwriting ratios:*
Net loss and loss adjustment expense	60.5%	54.2%	63.4%	54.7%	56.9%
Net acquisition expense	24.4%	22.9%	23.3%	21.5%	23.5%
Other underwriting expense	7.4%	6.6%	5.5%	5.5%	6.3%
Combined	92.3%	83.7%	92.2%	81.7%	86.7%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	60.5%	54.2%	63.4%	54.7%	56.9%
Net acquisition expense	25.4%	22.7%	23.5%	21.5%	24.1%
Other underwriting expense	7.7%	6.8%	6.1%	5.9%	7.0%
Combined	93.6%	83.7%	93.0%	82.1%	88.0%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Net premiums written	$7,086	$1,108	$2,335	$2,802	$2,242

Net premiums earned	6,491	1,118	2,557	3,553	3,480
Net losses and loss adjustment expenses	3,613	(2,777)	(3,621)	1,754	(1,054)
Net acquisition expenses	2,992	4,047	4,008	1,360	3,962
Other underwriting expenses	267	191	223	218	264
Segment underwriting income (loss)*	$(381)	$(343)	$1,947	$221	$308

Underwriting ratios:*
Net loss and loss adjustment expense	55.7%	(248.4%)	(141.6%)	49.4%	(30.3%)
Net acquisition expense	46.1%	362.0%	156.7%	38.3%	113.9%
Other underwriting expense	4.1%	17.1%	8.7%	6.1%	7.6%
Combined	105.9%	130.7%	23.8%	93.8%	91.2%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	55.7%	(248.4%)	(141.6%)	49.4%	(30.3%)
Net acquisition expense	43.7%	361.7%	169.9%	42.5%	164.7%
Other underwriting expense	3.8%	17.2%	9.6%	7.8%	11.8%
Combined	103.2%	130.5%	37.9%	99.7%	146.2%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Property and Marine
Excess-of-Loss	$50,301	$39,954	$107,035	$133,959
Proportional	11,394	14,457	22,813	32,254
Subtotal Property and Marine	61,695	54,411	129,848	166,213
Casualty
Excess-of-Loss	58,561	56,049	120,491	119,748
Proportional	14,117	13,185	26,587	30,005
Subtotal Casualty	72,678	69,234	147,078	149,753
Finite Risk
Excess-of-Loss	-	-	-	-
Proportional	7,086	2,242	8,194	4,706
Subtotal Finite Risk	7,086	2,242	8,194	4,706
Combined Segments
Excess-of-Loss	108,862	96,003	227,526	253,707
Proportional	32,597	29,884	57,594	66,965
Total	$141,459	$125,887	$285,120	$320,672

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Property and Marine
United States	$37,992	$37,595	$77,643	$88,672
International	23,703	16,816	52,205	77,541
Subtotal Property and Marine	61,695	54,411	129,848	166,213
Casualty
United States	65,074	60,174	132,412	131,768
International	7,604	9,060	14,666	17,985
Subtotal Casualty	72,678	69,234	147,078	149,753
Finite Risk
United States	7,086	2,242	8,194	4,706
International	-	-	-	-
Subtotal Finite Risk	7,086	2,242	8,194	4,706
Combined Segments
United States	110,152	100,011	218,249	225,146
International	31,307	25,876	66,871	95,526
Total	$141,459	$125,887	$285,120	$320,672

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$1,301	$1,301	$1,361	$554	$554	$1,961
North American Property Catastrophe	20,893	21,158	19,633	23,840	14,928	26,666
North American Property Risk	8,315	8,315	9,590	9,040	9,071	11,152
Other Property	7,889	7,889	7,943	13,894	13,894	13,985
Marine / Aviation Proportional	1,281	1,281	1,054	746	746	1,020
Marine / Aviation Excess	2,496	2,496	2,487	1,138	1,138	1,697
International Property Proportional	4,610	4,610	4,551	4,055	4,055	3,946
International Property Catastrophe	12,181	12,180	14,346	21,024	7,674	29,080
International Property Risk	2,465	2,465	1,873	2,351	2,351	2,345
Subtotal	61,431	61,695	62,838	76,642	54,411	91,852

Casualty
Clash	2,084	2,084	2,082	2,599	2,599	2,577
1st Dollar GL	2,152	2,152	3,018	4,473	4,473	4,668
1st Dollar Other	2,958	2,958	3,145	1,763	1,763	1,940
Casualty Excess	47,577	47,577	47,345	42,041	42,041	45,118
Accident & Health	8,816	8,791	10,024	7,608	7,608	9,572
International Casualty	4,165	4,165	4,641	4,692	4,692	6,259
International Motor	390	390	501	854	854	976
Financial Lines	4,561	4,561	4,990	5,204	5,204	5,994
Subtotal	72,703	72,678	75,746	69,234	69,234	77,104

Finite Risk
Finite Casualty	7,086	7,086	6,491	2,242	2,242	3,480
Subtotal	7,086	7,086	6,491	2,242	2,242	3,480

Total	$141,220	$141,459	$145,075	$148,118	$125,887	$172,436

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$1,401	$1,401	$2,557	$2,318	$2,318	$3,665
North American Property Catastrophe	43,755	44,020	41,128	57,244	42,145	50,238
North American Property Risk	16,974	16,974	19,140	18,913	19,182	21,852
Other Property	16,808	16,808	16,687	26,884	26,884	26,741
Marine / Aviation Proportional	3,185	3,185	2,590	2,589	2,589	2,830
Marine / Aviation Excess	3,343	3,343	4,183	3,209	3,209	4,456
International Property Proportional	8,406	8,406	8,541	8,338	8,338	7,869
International Property Catastrophe	31,717	31,325	25,159	76,025	56,612	67,184
International Property Risk	4,386	4,386	4,181	4,936	4,936	4,922
Subtotal	129,975	129,848	124,166	200,456	166,213	189,757

Casualty
Clash	4,530	4,530	4,487	5,359	5,359	5,172
1st Dollar GL	4,090	4,090	6,138	11,473	11,473	9,864
1st Dollar Other	5,518	5,518	6,205	3,891	3,891	4,243
Casualty Excess	94,145	94,145	95,690	86,161	86,161	91,828
Accident & Health	21,171	21,146	19,561	21,517	21,517	17,791
International Casualty	8,505	8,505	9,222	8,605	8,605	11,600
International Motor	896	896	892	2,013	2,013	2,009
Financial Lines	8,248	8,248	9,317	10,734	10,734	15,421
Subtotal	147,103	147,078	151,512	149,753	149,753	157,928

Finite Risk
Finite Casualty	8,194	8,194	7,609	4,706	4,706	7,632
Subtotal	8,194	8,194	7,609	4,706	4,706	7,632

Total	$285,272	$285,120	$283,287	$354,915	$320,672	$355,317

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	June 30, 2012			December 31, 2011
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield
Fixed maturity available-for-sale securities:
U.S. Government	$5,011	2.7%	0.5%	$5,083	2.7%	0.6%
U.S. Government agencies	10,164	1.4%	1.0%	100,259	0.9%	0.4%
Municipal bonds	1,352,837	4.6%	2.7%	1,660,760	4.7%	3.2%
Non-U.S. governments	94,295	2.0%	1.4%	71,266	2.6%	2.1%
Corporate bonds	350,402	4.6%	3.0%	349,548	4.8%	2.8%
Commercial mortgage-backed securities	201,356	5.4%	3.1%	204,609	5.6%	3.8%
Residential mortgage-backed securities	276,282	2.3%	2.0%	251,627	2.9%	2.9%
Asset-backed securities	19,640	0.8%	4.3%	20,422	1.7%	8.5%
Total fixed maturity available-for-sale securities	$2,309,987	4.2%	2.6%	$2,663,574	4.3%	3.1%

Fixed maturity trading securities:
Non-U.S. governments	$113,847	3.5%	0.7%	$125,126	3.6%	0.9%
Total fixed maturity trading securities	$113,847	3.5%	0.7%	$125,126	3.6%	0.9%

Short-term investments	$167,778	1.5%	1.3%	$588,834	1.0%	0.9%

	June 30, 2012			December 31, 2011
Credit quality of investments*	Fair Value	% of Total		Fair Value	% of Total
Aaa	$974,327	37.6%		$1,504,876	44.6%
Aa	873,466	33.7%		1,037,257	30.7%
A	428,432	16.5%		561,045	16.6%
Baa	243,530	9.4%		202,372	6.0%
Below investment grade	71,857	2.8%		71,984	2.1%
Total	$2,591,612	100.0%		$3,377,534	100.0%

Portfolio information**
Credit Quality	Aa2			Aa2
Book Yield	2.6%			3.0%
Duration	3.1 yrs			3.6 yrs

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of June 30, 2012, there were approximately $10.1 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.

**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	June 30, 2012
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities:
U.S. Government	$5,011	$344	Aaa	3.1
U.S. Government agencies	10,164	161	Aaa	4.5
Municipal bonds:
State general obligation bonds	756,621	83,273	Aa2	7.1
Essential service bonds*	315,760	31,738	Aa3	6.9
State income tax and sales tax bonds	138,844	20,758	Aa1	8.0
Other municipal bonds	108,470	10,075	Aa2	4.7
Pre-refunded bonds	33,142	2,167	Aa3	2.4
Subtotal	1,352,837	148,011	Aa2	6.8
Non-U.S. governments	94,295	1,347	Aa1	1.8
Corporate bonds:
Industrial	209,989	10,142	Baa1	5.3
Utilities	84,267	5,491	A3	5.5
Insurance	48,555	3,212	Baa1	4.2
Finance	7,591	694	Baa1	6.5
Subtotal	350,402	19,539	Baa1	5.2
Commercial mortgage-backed securities	201,356	12,567	Aa2	3.1	3.4
Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	229,079	1,957	Aaa	0.7	4.3
Non-agency residential mortgage-backed securities	42,399	(8,648)	Caa2	-	5.3
Alt-A residential mortgage-backed securities	4,804	(274)	Caa2	-	6.1
Subtotal	276,282	(6,965)	Aa3	0.6	4.5
Asset-backed securities:
Asset-backed securities	13,237	(363)	Aaa	-	7.3
Sub-prime asset-backed securities	6,403	(2,320)	C	-	8.8
Subtotal	19,640	(2,683)	A3	-	7.8
Total	$2,309,987	$172,321	Aa3	5.2

* Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	June 30, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 20 Holdings by Issuer
American Electric Power Company, Inc.	$13,500	$14,834	$1,292	Baa1
HCC Insurance Holdings, Inc.	10,000	11,244	1,179	Baa1
Mattel, Inc.	10,000	10,596	471	Baa1
Hewlett-Packard Company	10,000	10,487	295	A3
Consolidated Edison, Inc.	9,400	10,246	830	A3
MetLife, Inc.	10,000	10,093	93	A3
Anglo American plc	8,000	10,027	570	Baa1
Wal-Mart Stores, Inc.	5,039	7,465	962	Aa2
Snap-On Incorporated	7,000	7,449	427	Baa1
Encana Corporation	7,000	7,085	47	Baa2
CNA Financial Corporation	6,000	7,011	1,000	Baa2
Newmont Mining Corporation	7,000	6,908	(40)	Baa1
Teck Resources Limited	6,750	6,850	133	Baa2
Rio Tinto plc	5,000	6,829	746	A3
Southern Company	6,625	6,723	109	A3
Hess Corporation	5,000	6,507	582	Baa2
CMS Energy Corporation	5,000	6,429	835	A3
NextEra Energy, Inc.	5,750	6,260	511	Aa3
Entergy Corporation	6,000	6,257	256	Baa2
ArcelorMittal	$5,000	$5,887	$(327)	Baa3

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	June 30, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Exposures by Jurisdiction
Illinois	$124,500	$135,264	$9,838	A2
Pennsylvania	114,200	129,666	14,651	Aa1
Connecticut	99,000	116,152	15,384	Aa3
California	82,655	96,239	11,807	A1
Massachusetts	67,230	79,654	10,901	Aa1
District of Columbia	62,495	71,050	8,398	Aa2
New Jersey	62,550	68,651	5,742	A1
Texas	60,330	68,310	7,720	Aaa
New York	55,000	63,812	8,512	Aa1
Hawaii	$35,000	$42,836	$7,715	Aa2

	June 30, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of Illinois	$100,000	$107,344	$6,632	A2
State of Connecticut	82,000	96,518	12,750	Aa3
State of California	77,665	90,961	11,602	A1
State of Pennsylvania	76,700	87,465	10,210	Aa1
State of Texas	39,900	45,756	5,691	Aaa
State of Massachusetts	39,230	44,388	3,635	Aa1
State of Hawaii	35,000	42,836	7,715	Aa2
New York State Urban Development Corporation	32,000	37,261	5,261	Aaa
New Jersey Transportation Trust Fund Authority	25,000	29,258	4,258	A1
District of Columbia	$24,670	$29,196	$4,526	Aa1

	June 30, 2012
	Fair Value	% of total
Credit quality of municipal bond portfolio*
Aaa	$229,248	16.9%
Aa	816,679	60.4%
A	296,445	21.9%
Baa	7,451	0.6%
Below investment grade	3,014	0.2%
Total	$1,352,837	100.0%

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of June 30, 2012, there were approximately $10.1 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.

**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$21,567	$1,488	$42,307	$1,241
Subsidiaries domiciled in the United States	3,411	(6,177)	5,010	(5,523)
Total	$24,978	$(4,689)	$47,317	$(4,282)

Net realized gains (losses) on investments by type:
Sale of securities	$25,263	$(6,417)	$47,940	$(2,476)
Mark-to-market on trading securities	(285)	1,728	(623)	(1,806)
Total	$24,978	$(4,689)	$47,317	$(4,282)

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$809	$1,569	$1,521	$2,946
Subsidiaries domiciled in the United States	304	97	662	227
Total	$1,113	$1,666	$2,183	$3,173

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$-	$30	$-
Residential mortgage-backed securities	1,106	1,454	2,146	2,387
Asset-backed securities	7	212	7	786
Total	$1,113	$1,666	$2,183	$3,173

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Six Months Ended June 30, 2012 (1)				Twelve Months Ended December 31, 2011 (2)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$330,169	$23,076	$307,093	209.9%	$672,148	$38,859	$633,289	78.6%
Change in unpaid losses and loss adjustment expenses	(196,087)	(35,307)	(160,780)		167,175	(4,973)	172,148
Losses and loss adjustment expenses incurred	$134,082	$(12,231)	$146,313		$839,323	$33,886	$805,437

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of June 30, 2012				As of December 31, 2011
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$895,166	$3,915	$891,251	40.0%	$894,403	$3,914	$890,489	37.3%
Incurred but not reported	1,334,437	20	1,334,417	60.0%	1,495,211	41	1,495,170	62.7%
Unpaid losses and loss adjustment expenses	$2,229,603	$3,935	$2,225,668	100.0%	$2,389,614	$3,955	$2,385,659	100.0%

(1)	Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses and gains of $36,076 and $35,287, respectively.
(2)	Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses and gains of $5,061 and $16, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended June 30, 2012				Three Months Ended June 30, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$5,817	$11,748	$1,723	$19,288	$4,935	$11,286	$3,306	$19,527
Net premium adjustments related to prior years' losses	2,532	539	-	3,071	(821)	891	-	70
Net commission adjustments related to prior years' losses	(2)	(545)	(1,590)	(2,137)	212	(478)	(3,217)	(3,483)
Net favorable (unfavorable) development	8,347	11,742	133	20,222	4,326	11,699	89	16,114

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	1,969	(13)	-	1,956	239	(32)	371	578
Net premium adjustments related to prior years' losses	1,011	-	-	1,011	(308)	-	-	(308)
Net commission adjustments related to prior years' losses	(9)	-	-	(9)	(3)	-	-	(3)
Net favorable (unfavorable) development	2,971	(13)	-	2,958	(72)	(32)	371	267

Total net favorable (unfavorable) development	$11,318	$11,729	$133	$23,180	$4,254	$11,667	$460	$16,381

	Six Months Ended June 30, 2012				Six Months Ended June 30, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$16,198	$27,745	$5,419	$49,362	$2,987	$30,841	$4,781	$38,609
Net premium adjustments related to prior years' losses	3,808	1,559	-	5,367	(70)	482	-	412
Net commission adjustments related to prior years' losses	(283)	(960)	(5,398)	(6,641)	4	98	(4,071)	(3,969)
Net favorable (unfavorable) development	19,723	28,344	21	48,088	2,921	31,421	710	35,052

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	2,291	(17)	-	2,274	14,421	(32)	371	14,760
Net premium adjustments related to prior years' losses	677	-	-	677	(327)	-	-	(327)
Net commission adjustments related to prior years' losses	(24)	-	-	(24)	(8)	-	-	(8)
Net favorable (unfavorable) development	2,944	(17)	-	2,927	14,086	(32)	371	14,425

Total net favorable (unfavorable) development	$22,667	$28,327	$21	$51,015	$17,007	$31,389	$1,081	$49,477

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of July 1, 2012
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane	$91	$91	$175	$175	$221	$221
United States	Earthquake	13	13	98	98	147	147
Pan-European	Windstorm	66	61	154	144	175	165
Japanese	Typhoon	7	7	69	69	70	70
Japanese	Earthquake	12	12	165	165	220	220
Canadian	Earthquake	$-	$-	$22	$22	$89	$89

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.